

"Low Carbon Intensity Fuel for Today and Net Zero Fuel for The Future"

Dallas Producers Club

December 2021

CALIFORNIA RESOURCES CORPORATION | CARBON TERRAVAULT

Presenter

Mac McFarland

President & Chief Executive Officer


CALIFORNIA RESOURCES CORPORATION

Forward Looking / Cautionary Statements – Certain Terms

This report contains forward-looking statements, including statements relating to the manner in which CRC intends to conduct certain of its activities with respect to developing and implementing carbon capture and storage programs and related efforts based on management's current plans and expectations. These statements are not promises or guarantees of future conduct, performance or policy and involve risks and uncertainties that could materially affect our expected results of operations, liquidity, cash flows and business prospects. Such forward-looking statements include those regarding our expectations as to our future:

- energy transition initiatives
- financial position, liquidity, cash flows and results of operations
- business prospects
- transactions and projects
- operating costs
- operations and operational results including production, hedging and capital investment
- budgets and maintenance capital requirements
- reserves and reservoir characteristics
- type curves
- expected synergies from acquisitions and joint ventures

Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. While we believe assumptions or bases underlying our expectations are reasonable and make them in good faith, they almost always vary from actual results, sometimes materially. Therefore, the actual conduct of our activities, including development, implementation, or continuation of any carbon capture and storage programs or other initiatives or efforts discussed or forecasted in this report or in the future in connection with updates issued regarding these programs, initiatives and efforts, may differ materially in the future. In addition, many of the assumptions and metrics used to create the forward-looking statements contained in this report and used in the process of creating this report continue to evolve and are highly likely to change over time. Moreover, the time frames used in the creation of these forward-looking statements are longer than those time frames customarily used in our disclosures issued under required regimes. Given the inherent uncertainty of the assumptions, metrics and timelines contained in this report, the materiality of our statements is inherently difficult to assess in advance, and we may not be able to anticipate whether or the degree to which we will be able to meet our plans, targets or goals in advance.

Factors (but not necessarily all the factors) that could cause results to differ include:

- our ability to execute our business plan post-emergence including our ability to finance and implement our carbon storage program
- our ability to recognize the benefits of business strategies and initiatives related to energy transition, including carbon capture and storage projects and other renewable energy efforts
- legislative or regulatory changes, including those related to (i) drilling, completion, well stimulation, operation, maintenance or abandonment of wells or facilities, (ii) managing energy, water, land, greenhouse gases (GHGs) or other emissions, (iii) protection of health, safety and the environment, (iv) tax credits, carbon credits or other incentives or (v) transportation, marketing and sale of our products
- global socio-demographic and economic trends and technological innovations
- the volatility of commodity prices and the potential for sustained low oil, natural gas and natural gas liquids prices
- impact of our recent emergence from bankruptcy on our business and relationships
- debt limitations on our financial flexibility
- insufficient cash flow to fund planned investments, interest payments on our debt, debt repurchases or changes to our capital plan
- insufficient capital or liquidity, including as a result of lender restrictions, unavailability of capital markets or inability to attract potential investors
- limitations on transportation or storage capacity and the need to shut-in wells
- inability to enter into desirable transactions including acquisitions, asset sales and joint ventures
- our ability to utilize our net operating loss carryforwards to reduce our income tax obligations
- joint ventures and acquisitions and our ability to achieve expected synergies
- the recoverability of resources and unexpected geologic conditions
- incorrect estimates of reserves and related future cash flows and the inability to replace reserves
- changes in business strategy
- changes in our dividend policy and our ability to declare future dividends
- our ability to achieve our Net Zero goals, including related initiatives and efforts, generally and under the expected time frames
- production-sharing contracts' effects on production and unit operating costs
- our ability to successfully gather and verify data regarding our environmental impacts and initiatives
- the compliance of various third parties with our policies and procedures and legal requirements as well as contracts we enter into in connection with our climate-related initiatives
- the effect of our stock price on costs associated with incentive compensation
- effects of hedging transactions
- equipment, service or labor price inflation or unavailability
- availability or timing of, or conditions imposed on, permits and approvals
- lower-than-expected production, reserves or resources from development projects, joint ventures or acquisitions, or higher-than-expected decline rates
- climate-related conditions and weather events
- disruptions due to accidents, mechanical failures, power outages, transportation or storage constraints, natural disasters, labor difficulties, cyber attacks or other catastrophic events
- pandemics, epidemics, outbreaks, or other public health events, such as the COVID-19
- other factors discussed in Item 1A, Risk Factors in CRCs Annual Report on Form 10-K and our other SEC filings available at www.crc.com.

Forward Looking / Cautionary Statements – Certain Terms (Cont.)

Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "goal," "intend," "likely," "may," "might," "plan," "potential," "project," "seek," "should," "target, "will" or "would" and similar words that reflect the prospective nature of events or outcomes typically identify forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. You should not place undue reliance on any forward-looking statement and should carefully review the risk considerations in this report and in our other filings and disclosures.

While certain matters discussed in this report and in other climate-related disclosures may be significant, any significance should not be read as necessarily rising to the level of materiality used for the purposes of our compliance with the U.S. federal securities laws and regulations, even if we use the word "material" or "materiality." This report also contains information from multiple third-party sources. This data may involve a number of assumptions and limitations, and CRC has not independently verified them and does not warrant the accuracy or completeness of such third-party data.

CRC defines 2045 Full-Scope Net Zero Goal as achieving permanent storage of captured or removed carbon emissions in a volume equal to all of our Scope 1, 2, and 3 emissions by 2045.

See the Investor Relations page at www.crc.com for historical reconciliations of non-GAAP measures to the closest GAAP equivalent.

Glossary

Term	Definition
BMT	Billion Metric Tons
BOD	Board of Directors
BTM	Behind the Meter
C	Celsius
C&T	Cap and Trade
CARB	California Air Resources Board
CATF	Clean Air Task Force
CCS	Carbon Capture and Storage
CCUS	Carbon Capture, Utilization and Storage
CI	Carbon Intensity
CO_2	Carbon Dioxide
CTV	Carbon TerraVault
CUP	Conditional Use Permit
DAC	Direct Air Capture
DOE	Department of Energy
DCF	Discretionary Cash Flow
EOR	Enhanced Oil Recovery

Term	Definition
EPA	Environmental Protection Agency
EPCC	Engineering, Procurement, Construction and Commissioning
FCF	Free Cash Flow
FEED	Front End Engineering and Design
FID	Final Investment Decision
FTM	Front of the Meter
GHG	Greenhouse Gas
LCFS	Low Carbon Fuel Standard
MMT	Million Metric Tons
MMTPA	Million Metric Tons Per Annum
MPa	Megapascal Pressure Unit
MT	Metric Tons
MTPA	Metric Tons Per Annum
NATCARB	National Carbon Sequestration Database and Geographical Information System
O&G	Oil and Gas
RNG	Renewable Natural Gas

Quick CRC Overview

Company Overview

101 MBOE/D	~1,100	4
2021 YTD NET PRODUCTION	EMPLOYEES[1]	ACTIVE DRILING RIGS[2]
61% Oil / 13% NGLs / 26% Gas	20% Women / 80% Men	1 LA Basin / 3 San Joaquin Basin



Sacramento Basin
San Joaquin Basin
Los Angeles Basin
Oil & Gas
Midstream Infrastructure
Carbon Capture & Storage
BTM Solar
FTM/Grid Power Production

Strong Core Performance | Low Carbon Intensity Strategy | Improved Shareholder Returns

~$685 MM +
AMPLE LIQUIDITY

Estimated YE21 Liquidity[3], includes cash & borrowing capacity

0.2x - 0.3x
LEADING LEVERAGE POSITION

Estimated YE21 NET DEBT to Adj. EBITDAX[4]

$840 - $900 MM
STRONG EARNINGS PROGRESS

2021E EBITDAX[4] guide as of November 11, 2021

$460 - $510 MM
ROBUST FCF[4] GENERATION

2021E FCF[4] guide as of November 11, 2021

Market Cap[5]: ~$3.3 B | Enterprise Value[5]: ~$3.7 B

Small Cap with an Integrated Asset Base

(1) As of year-end 2020. (2) The 4th rig was added post 3Q21 quarter end. (3) Inclusive of dividends and share repurchases. Please see slide 16 for a for a description of how liquidity is calculated and for the expected liquidity changes in 4Q21. (4) Net Debt, Adj. EBITDAX and Free Cash Flow are non-GAAP measures. Please see slides 17 and 18 for reconciliations to the closest GAAP measures for 2021 estimated amounts. (5) Market capitalization as of November 19, 2021, calculated using 80.393 million shares. Enterprise value as of November 19,2021, calculated as market capitalization as of November 19, 2021, calculated using 80.393 million shares plus 3Q21 net debt of $411 million.

Differentiated and Diversified Asset Base

LA BASIN


THUMS Islands


Huntington Beach

SACRAMENTO BASIN


Largest Natural Gas Producer in California


Vast Midstream Infrastructure at Elk Hills

SAN JOAQUIN BASIN


San Joaquin Valley


NG Processing Plant at Elk Hills

The above pictures were taken by CRC and represent its current properties and assets.

Eventful Year Post Exiting Bankruptcy

- Relisted on NYSE on October 28th, 2020
- 2021 Strategy Day, March 18, set a new direction for the company :
  - Cost & operational excellence | Disciplined investing | Portfolio management
- 1Q21 Earnings call provided a glimpse on the new Low Carbon Intensity Strategy
- 2Q21 Earnings call announced the creation of Carbon TerraVault and defined CRC's Low Carbon Intensity Strategy
- Carbon Storage Update provided a new perspective on CCS opportunity in CA
- 3Q21 Earnings Call announced 2045 Full Scope Net Zero Goal



$50
$40
$30
$20
$10
$-
CRC ($/shr)
$100
$80
$60
$40
$20
$0
Brent ($/bbl)
Initiating Low Carbon Intensity Strategy
2021 Strategy Day
Year End 2020 Results
3Q21 Earnings Call
Relisted on NYSE
CRC Appoints its First Sustainability Officer
3Q21 Earnings Call
Carbon Storage Update
1Q21 Earnings Call
2Q21 Earnings Call
2045
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21
Sep-21
Oct-21
Nov-21
CRC ($/shr)
Brent ($/bbl)

Source: FactSet as of Nov. 15, 2021, CRC

Low Carbon Intensity Fuel for Today ... & ... Net Zero Fuel for The Future

CORE UPSTREAM
Lowest Carbon Intensity Production in the U.S.[1]

Large Conventional Asset Base
- Conventional production with **Lowest Carbon Intensity in U.S.** among the top 100 producers[1]
- Oil weighted with some of the highest realizations due to **Brent-based pricing**
- Largest 3D seismic coverage in California
- Stable foundation of 1P reserves even more geared to oil, 86% developed
- Integrated midstream provides reliable power and lower costs

CalCapture
- CO_2 enhanced recovery project at our flagship field in Elk Hills
- CO_2 source: CRC owned and operated 550MW Elk Hills Power Plant
- Up to 60 MMBO of CO2 enhanced recovery potential and incremental ~ 8 mbo/d of low carbon intensity oil production
- ~1/3 of CO_2 captured eligible for LCFS; potential future allowance under C&T[2]

LOW CARBON INTENSITY VENTURES
Real Solutions for a Low Carbon Future

Premier Carbon Management Provider
- Up to **1 BMT** of potential CO_2 permanent storage capacity
- Dedicated team of engineers, geologists, developers with regulatory and legal expertise
- Carbon TerraVault playbook
- 45Q eligible for storage ($50/ton); full LCFS & potential future allowance under C&T[2]

Growing Solar Development Capability
- Behind the Meter: Up to 45 MW solar photovoltaic
- Front of the meter: 300 to 1,000 MW with core 3 projects identified
- CRC is one of the largest surface owners in California

Our unique assets and decades of operating experience help us to execute on both aspects of the business. Powerful combination of these opportunities will allow CRC to provide a stable, long-lived, net zero fuel for the future

full SCOPE net ZERO 2045

Source: Internal estimates (1) Source: Clean Air Task Force. Data among the top 100 U.S. producers. (2) Pending CARB development of rulemaking and standards.

CRC's Free Cash Flow Generation Provides Financial Flexibility

Targeting ~$2.5B+ Of Cumulative FCF[1,2]

After Reinvesting ~$1.7B[3] in the Upstream Business to Maintain Production in the Next 5 Years



$2,500
$2,000
$1,500
$1,000
$500
$0
Cumulative Free Cash Flow 2021E-2025E[1] ($ Millions)
2021E
2022E
2023E
2024E
2025E

FREE CASH FLOW PRIORITIES	% of FCF
Carbon Management Activities ▪ Advancing carbon storage and EOR projects including CTV and CalCapture ▪ Solar (if required, significant capital outlays not expected)	~50%

Shareholder Value Optionality
▪ Under BOD discretion:
  ▪ Fixed dividend
  ▪ Share repurchase program extension beyond 2Q 2022
  ▪ Other strategic/growth objectives
▪ Building additional financial flexibility/liquidity
	~50%

Flexibility to Self-Fund Carbon Management Activities

Optionality to use combination of projected cash, equity and debt financing options to optimize economics

(1)The Free Cash Flow amount shown is cumulative over the 2021-25 period and includes the effects of hedging. Free cash flow targets for the periods shown assume a price of $68.16 per barrel of oil in 2021 and $70 per barrel of oil through 2025, NGL realization of 76% of crude price, NYMEX gas of $3.41 per mcf in 2021 and $4.00 per mcf through 2025, annual net production between 99-101 mboepd and annual net oil production between 61 and 67 mbopd, decline rates between 11-15%, assuming 2% inflation to operating expenses and to drilling & workover capital needs beginning from 2022, scenario assumes G&A expenses of ~ $200MM through 2025, between $50-95MM in working capital uses.

(2) Free cash flow is a non-GAAP measure. Please see slide 18 for reconciliations to the closest GAAP measures for 2021 estimated amounts.

(3) Reinvestment capital includes Drilling & Completions, Capital Workovers, Facilities, Exploration, Mechanical Integrity & Corporate & Other.


CALIFORNIA
RESOURCES CORPORATION

SUPPLEMENTAL MATERIALS

Developing a Project Playbook

EPA | LCFS | C&T | Land | Pipelines | Environmental Insurance Certification | Legal Authorization

Engineering Design | Stakeholder & Coalition Engagement | Commercial Analysis

Capital Allocation | Private & Public Capital Markets Access | Federal & State Incentives | Partnership Engagement

Services Selection | Project Management Construction & Commissioning

Scalable business model that **Lowers Carbon Emissions** & **Drives Value**



2021
2022
2023
2024
2025
2026
2027
CTV I
Permitting
Project Development
FID | Financing
EPCC
EPA Review
Public Review
Targeting to permit the project in 2023[1]
Targeting FID[2]
Targeting Initial Injection in 2025[2]
CARBON TERRAVAULT
CTV II
CTV III
CTV - ...
In Evaluation
CalCapture
Permitting[1] | Project Development

Source: internal estimates. (1) EPA review estimated to take approximately 18 months followed by a public review estimated to take 3 to 6 months. (2) Source dependent for capture system. First injection date dependent on permitting, capture facility type and the structure, financing and ownership of the project which have not yet been negotiated.

Variety of Go-to-Market Business Models at Hand

Business Models:	Emission	Capture	Conditioning[1]	Transport	Storage
End-to-end value chain	CRC owns and operates emission assets	CRC manages & operates capture & conditioning Manufacturing / tech development[2], EPC, & installation & facility start-up are outsourced		*Transportation may or may not be necessary as some assets co-located*	CARBON TERRAVAULT
CCS Service	3rd party (e.g., Ethanol producer) owns and operates emission assets	CRC manages & operates capture, conditioning, & transportation Manufacturing / tech development[2], EPC, & installation & facility startup are outsourced			CARBON TERRAVAULT
Joint Venture	3rd party owns and operates emission assets	CRC establishes JV with emissions producer and / or engineering firm to develop, manage, & operate capture, conditioning, & transportation processes			CARBON TERRAVAULT
Carbon storage	3rd party owns and operates emission assets, capture, conditioning, and transportation				CARBON TERRAVAULT


More CRC Capital Integrated Solution
Less CRC Capital Storage Solution

Source: Internal estimates. (1) Liquefaction, compression and purification. (2) Includes partnerships, white label partnerships and licensing of equipment/parts.

Carbon TerraVault Example Economic "Type Curve"

EXAMPLE PROJECT ECONOMICS
(PER MT OF INJECTED CO_2)

	Unit	Low	High	Notes/Incorporated Assumptions
Total Incentive Potential (LCFS + 45Q)	$/MT	$170	$200	45Q ($/MT): $50, LCFS ($/MT): $120 to $150, net of 10% buffer account assumption, 100% LCFS eligibility
Opex	$/MT	$25	$75	Range reflects costs associated with full range of business model possibilities and includes G&A of dedicated staff.
Capex	Avg $/MT	$5	$20	Range of capital includes cost of capture facility and pipeline retrofit. Cost of capture facility depends on CO_2 concentration at source. Pipeline costs depend on distance from source to sink and size of pipe. Pace of capex deployment is expected to be ~5% to ~10% of Total Project Capex in Year 1, ~10% to ~35% in Year 2 and ~55% to ~85% in Year 3. Depending on project structure and location, capex could be lower or higher than range represented.

EXAMPLE PROJECT CASH FLOW PROFILE
EST. CASH FLOW POSITIVE IN YEAR 4 WITH PAYBACK IN ~ 4 YEARS
(REFLECTS MIDPOINT OF RANGE ESTIMATES)



Target Timeline
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7+
Terminal Value
FID

Example **Carbon TerraVault Economics**

A CTV project could generate on average **$50 to $100 of EBITDA[1] per metric ton injected per annum** depending on project structure. The structure, financing and ownership of these projects has yet to be negotiated.

EXAMPLE PROJECT ASSUMPTIONS

Please see slide 15 for a description of assumptions used above. This information is an example of project economics for a CTV project. The structure financing and ownership of a CTV project could take many forms and has not yet been negotiated. The terms and availability of third-party sources of financing could also affect returns and outcomes.

(1) Earnings before interest, taxes, depreciation and amortization (EBITDA) is a non-GAAP measure.

Example Project Economics Assumptions

Information presented on slide 14 shows example project economics for a CTV project. The structure of the project, financing and ownership of CTV project could take many forms and has not yet been negotiated. The terms and availability of third-party sources of financing could also affect returns and outcomes.

- Assumes 1MMT injected per year for 40-year project life.
- High end of OPEX range assumes end-to-end value chain business model and low-end assumes carbon storage business model, both described on slide 13
- Capex range assumes project capital of between $200MM and $800MM for an end-to-end business model. Project/partnership structures where CRC provides storage only could result in capital ranges below stated ranges.
- Based on incentives available under current regulatory framework.
- The EBITDA[1] range has been reduced by ~20 – 50% to reflect uncertainties related to project structure, financing and ownership.
- Assumes total incentive potential can be monetized through tax equity brokers and LCFS monetized in the LCFS trading marketplace and recorded as revenue. For simplicity, a 5-year accelerated straight line depreciation and amortization is assumed. Assumes no bonus depreciation.
- Payback period is defined as total CRC investment / annual cash flow.

(1) Earnings before interest, taxes, depreciation and amortization (EBITDA) is a non-GAAP measure.

Maintaining Balance Sheet Strength, Liquidity, and Financial Flexibility

ESTIMATED LIQUIDITY ROLL FORWARD[1]



$900
$600
$300
$0
$ Millions
$548 MM
~$182+ MM
~($45+) MM
$685+ MM
9/30/21 Liquidity
4Q21E Cash Flow Before Shareholder Returns
4Q21E Shareholder Returns
Est. 12/31/2021 YE Liquidity

9/30/21 DEBT SNAPSHOT

($ in millions)		
Revolving Credit Facility (RCF)	$	0
7.125% Senior Notes		600
Face Value of Debt	**$**	**600**
Less Available Cash		(189)
Net Debt	**$**	**411**

NO SIGNIFICANT MATURITIES UNTIL 2026



$800
$600
$400
$200
$0
$ Millions
Undrawn[3]
9/30/21 Liquidity
2022
2023
2024
2025
2026
9/30/2021 Revolver Availability
Cash
Revolver Availability at Maturity
Senior Notes

MULTIPLES DEMONSTRATE FLEXIBILITY

($ in millions)	
RCF Borrowing Base	$ 1,200
2021E Free Cash Flow[2]	$460 – $510
YE 2021E Net Debt[1,2] / 2021E Adjusted EBITDAX[2]	0.2x – 0.3x
2021E Adjusted EBITDAX[2] / 2021E Interest & Debt Expense, net	15.3x – 18.0x

(1) Liquidity at 9/30/21 calculated as cash of $189 million and $492 million capacity on CRC's Revolving Credit Facility less $133 million in outstanding letters of credit. Estimated YE 2021 liquidity assumes $492 million capacity on CRC's Revolving Credit Facility less $133 million in outstanding letters of credit. 4Q21 estimated cash flow before shareholder returns reflects revised Free Cash Flow guidance less YTD21 free cash flow of ~$330 million as well as estimated proceeds that are expected to be realized in 4Q21 from previously announced transactions. 4Q21 estimated shareholder returns includes the dividend payment based on 80.393 million shares outstanding and estimated share repurchases during 4Q21 which are subject to company discretion. (2) Adj. EBITDAX, Net Debt and Free Cash Flow are non-GAAP measures. For all historical non-GAAP financial measures please see the Investor Relations page at www.crc.com for a reconciliation to the closest GAAP measure and other additional information. Reconciliations of 2021E Adj. EBITDAX, Net Debt and Free Cash Flow to their nearest GAAP equivalent can be found in the Supplemental Materials on slides 17 to 18. (3) Undrawn revolver as of September 30, 2021.

Adjusted EBITDAX Reconciliation

We define adjusted EBITDAX as earnings before interest expense; income taxes; depreciation, depletion and amortization; exploration expense; other unusual, infrequent and out-of-period items; and other non-cash items. We believe this measure provides useful information in assessing our financial condition, results of operations and cash flows and is widely used by the industry, the investment community and our lenders. Although this is a non-GAAP measure, the amounts included in the calculation were computed in accordance with GAAP. Certain items excluded from this non-GAAP measure are significant components in understanding and assessing our financial performance, such as our cost of capital and tax structure, as well as depreciation, depletion and amortization of our assets. This measure should be read in conjunction with the information contained in our financial statements prepared in accordance with GAAP. A version of Adjusted EBITDAX is a material component of certain of our financial covenants under our Revolving Credit Facility and is provided in addition to, and not as an alternative for, income and liquidity measures calculated in accordance with GAAP. The following table represents a reconciliation of the GAAP financial measures of net income and net cash provided by operating activities to the non-GAAP financial measure of adjusted EBITDAX.

	FY 2021 Estimated	
($ millions)	Low	High
Net income	$180	$200
Interest and debt expense, net	50	55
Depreciation, depletion and amortization	210	220
Exploration expense	5	10
Unusual, infrequent and other items	330	340
Other non-cash items		
Accretion expense	50	55
Stock-settled compensation	10	15
Post-retirement medical and pension	5	5
Estimated Adjusted EBITDAX	$840	$900

	FY 2021 Estimated	
($ millions)	Low	High
Net cash provided by operating activities	$660	$690
Cash Interest	30	35
Exploration expenditures	5	10
Working capital changes	145	165
Estimated Adjusted EBITDAX	$840	$900

Note: Management is not providing guidance on income taxes, acquisitions or divestitures or any other unusual or infrequent events at this time.

Leverage Ratio & Free Cash Flow Reconciliation

Leverage Ratio and Net Debt

We calculate the leverage ratio by dividing net debt by adjusted EBITDAX for the applicable period. We define net debt as the face value of our debt less available cash. We believe the leverage ratio is an important metric of the operational and financial health of our Company and is useful to investors as an indicator of our ability to incur additional debt and to service our existing debt. The following table presents a reconciliation of our leverage ratio. The leverage ratio is a supplemental measure of our performance that is not required by or presented in accordance with U.S. generally accepted accounting principles ("GAAP").

	3Q 2021E	
($ in millions)	Low	High
Face value of debt	$600	$600
Available cash	(189)	(189)
Net Debt as of September 30, 2021	**$411**	**$411**
2021E Adjusted EBITDAX	$900	$840
3Q21E Leverage Ratio	**0.46x**	**0.49x**

	FY 2021E	
($ in millions)	Low	High
Face value of debt	$600	$600
Estimated available cash[1]	(390)	(325)
Estimated Net Debt as of December 31, 2021	**$210**	**$275**
2021E Adjusted EBITDAX	$900	$840
2021E Leverage Ratio	**0.23x**	**0.33x**

Free Cash Flow

Management uses free cash flow, which is defined by us as net cash provided by operating activities after our internal capital investment, as a measure of liquidity. The table at right presents a reconciliation of net cash provided by operating activities to free cash flow.

	FY 2021E	
($ in millions)	Low	High
Net cash provided by operating activities	$660	$690
Capital Investment	(200)	(180)
Estimated Free Cash Flow	**$460**	**$510**

Note: Adj. EBITDAX and Net Debt are non-GAAP measures. For all historical non-GAAP financial measures please see the Investor Relations page at www.crc.com for a reconciliation to the closest GAAP measure and other additional information. (1) Inclusive of dividends and share repurchases. Please see slide 16 for a for a description of expected liquidity changes in 4Q21.



Joanna Park (Investor Relations)

818-661-3731

Joanna.Park@crc.com

Richard Venn (Media)

818-661-6014

Richard.Venn@crc.com